BORROWINGS	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Corporate Borrowings
Brookfield Infrastructure has a $2.1 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $2.1 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2027. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on SOFR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at December 31, 2022, there were $96 million (2021: $nil) draws outstanding on the credit facility and $12 million of letters of credit were issued (2021: $12 million).

	Maturity(2)	Annual Rate(2)	Currency	2022	2021
Corporate revolving credit facility	June 29, 2027	SOFR plus 1.2%	US$	$96	$—
Commercial Paper	January 24, 2023	5.0%	US$	464	431

Non-Current:
Medium Term Notes(1):
Public - Canadian	February 22, 2024	3.3%	C$	222	237
Public - Canadian	February 22, 2024	3.3%	C$	295	317
Public - Canadian	November 14, 2027	5.6%	C$	332	—
Public - Canadian	September 11, 2028	4.2%	C$	517	554
Public - Canadian	October 9, 2029	3.4%	C$	517	554
Public - Canadian	September 1, 2032	2.9%	C$	369	396
Public - Canadian	February 14, 2033	6.0%	C$	185	—
Public - Canadian	April 25, 2034	5.4%	C$	295	—
Public - Canadian	April 25, 2052	5.8%	C$	147	—
Subordinated notes(1)
Public - United States	May 24, 2081	5.0%	US$	250	250
				3,689	2,739
Deferred financing costs and other				(23)	(20)
Total				$3,666	$2,719

(1)See Note 21, Subsidiary Public Issuers, for further details.
(2)Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of December 31, 2022.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for eight consecutive one-year terms, which would result in the facility ultimately maturing in February 2027. Brookfield has the option to terminate the agreement prior to April 14 each year by providing Brookfield Infrastructure with a written notice. Loans under this facility accrued interest on LIBOR plus 1.8% and no commitment fees were incurred for any undrawn balance. As of December 31, 2022, there were no (2021: $nil) borrowings outstanding.
On November 14, 2022, Brookfield Infrastructure Finance ULC issued C$700 million of medium-term notes in two tranches: C$450 million maturing on November 14, 2027 with a coupon of 5.616% per annum and C$250 million maturing on February 14, 2033 with a coupon of 5.980% per annum, and $2 million of debt issuance costs were incurred.
On April 25, 2022, Brookfield Infrastructure Finance ULC issued C$600 million of medium-term notes in two tranches: C$400 million maturing on April 25, 2034 with a coupon of 5.439% per annum and C$200 million maturing on April 25, 2052 with a coupon of 5.789% per annum, and $3 million of debt issuance costs were incurred.
On May 24, 2021, Brookfield Infrastructure Finance ULC issued $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0% and $6 million of debt issuance costs were incurred.
On February 24, 2021, Brookfield Infrastructure established a U.S. commercial paper program under which a subsidiary of our partnership may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $500 million. Proceeds from the commercial paper issuances are supplemented by our corporate credit facilities. As of December 31, 2022, there were $464 million of borrowings outstanding (2021: $431 million).
The increase in corporate borrowings of $947 million during the year ended December 31, 2022 is primarily attributable to the issuance of approximately $960 million of medium-term notes and net draws on our corporate credit facility of $96 million. These increases were partially offset by the impact of foreign exchange.
(b)Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2022	2021
Current	$2,567	$2,701
Non-current	24,000	23,833
Total	$26,567	$26,534
Non-recourse borrowings increased by $33 million from December 31, 2021 due to $2.5 billion of incremental borrowings, partially offset by the derecognition of $0.6 billion of borrowings associated with the sale of five Brazilian electricity transmission concessions, $0.4 billion of borrowings classified as classified as held for sale, and the impact of foreign exchange.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
2023(1)	$632	$221	$1,507	$245	$2,605
2024	1,361	484	685	197	2,727
2025	946	232	1,175	800	3,153
2026	871	2,637	861	507	4,876
2027	893	654	1,101	293	2,941
Thereafter	4,039	756	3,587	2,052	10,434
Total principal repayments(2)	8,742	4,984	8,916	4,094	26,736
Deferred financing costs and other	(40)	(60)	105	(174)	(169)
Total - Dec. 31, 2022	$8,702	$4,924	$9,021	$3,920	$26,567
Total - Dec. 31, 2021	$7,951	$5,309	$9,490	$3,784	$26,534

(1)Includes commercial paper obligations of $1.2 billion at our Canadian diversified midstream operation.
(2)As of December 31, 2022, approximately $31 million of debt was in breach of asset-level financial covenants. We anticipate being able to refinance or obtain waivers from our financial institutions and accordingly presented the debt in the contractually obligated year of maturity.
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities(1)	Transport	Midstream	Data	Total
Dec. 31, 2022	8%	5%	3%	7%	5%
Dec. 31, 2021	4%	5%	6%	7%	6%
(1)Excluding the impact of the variable interest in our Brazilian assets, the weighted average interest rate of non-recourse borrowings would be 4% as at December 31, 2022.
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2022	Local Currency		Dec. 31, 2021	Local Currency
Canadian dollars	$9,115	CAD	$12,348	$9,257	CAD	$11,698
U.S. dollars	8,198	USD	8,198	7,376	USD	7,376
Indian rupees	3,249	INR	268,512	3,650	INR	272,388
British pounds	3,151	GBP	2,608	3,067	GBP	2,266
Brazilian real(1)	1,543	BRL	8,049	1,840	BRL	10,268
Australian dollars	525	AUD	771	468	AUD	644
Colombian pesos	405	COP	1,966,019	394	COP	1,621,399
Peruvian soles	410	PEN	1,561	380	PEN	1,521
New Zealand dollars	80	NZD	126	41	NZD	60
Euro	60	EUR	56	36	EUR	32

(1)See Note 5, Disposition of Businesses, for additional information.
(c)Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2021	Cash Flows(1)	Acquisitions/ Dispositions(1)	Held for Sale(2)	Foreign Exchange Movement and Other	2022
Corporate borrowings	$2,719	$1,124	$—	$—	$(177)	$3,666
Non-recourse borrowings	26,534	2,493	(597)	(394)	(1,469)	26,567

(1)Cash flows related to net corporate level debt raised and acquisition of individually insignificant operations have been presented within Acquisitions/Dispositions. Refer to Note 7, Acquisition of Businesses, and Note 5, Disposition of Businesses, for further details.
(2)Refer to Note 6. Assets and Liabilities Classified as Held for Sale, for further details.